Exhibit 10.34

DIRECTOR PURCHASE AGREEMENT

THIS DIRECTOR PURCHASE AGREEMENT (this “Agreement”) is made as of                     , by and among SailPoint Technologies Holdings, Inc., a Delaware corporation (the “Parent”), SailPoint Technologies, Inc., a Delaware corporation (“SailPoint” and together with Parent, the “Company”), Thoma Bravo Fund XI, L.P., a Delaware limited partnership (“Fund XI”), Thoma Bravo Fund XI-A, L.P., a Delaware limited partnership (“Fund XI-A”), and Thoma Bravo Executive Fund XI, L.P., a Delaware limited partnership (“Executive Fund” and collectively with Fund XI and Fund XI-A, “TB”), and                     , an individual (the “Director”).

The Company and Director desire to enter into an agreement pursuant to which Director will purchase, and the Company will sell,                      shares of its Common Stock. All shares of Common Stock hereby acquired by Director hereunder are referred to herein as the “Carried Stock.” Certain definitions are set forth in Section 6 of this Agreement.

The parties hereto agree as follows:

1. Purchase and Sale of the Carried Stock.

(a) Upon execution of this Agreement, (i) Director will purchase, and the Company will sell                      shares of Common Stock, at a price of $0.0517 per share and (ii) Director will deliver to the Company or its designee a check or wire transfer of funds in the aggregate amount of $                    . The issuance of the Common Stock to Director hereunder is intended to be exempt from registration under the Securities Act pursuant to Regulation D or Rule 701 thereunder.

(b) If Director is a United States taxpayer, within 30 days after Director purchases Carried Stock from the Company, Director will make a timely and effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Annex A attached hereto.

(c) In connection with the purchase and sale of the Carried Stock hereunder, Director represents and warrants to the Company and TB that:

(i) The Carried Stock to be acquired by Director pursuant to this Agreement will be acquired for Director’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Carried Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

(ii) Director is a director of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Carried Stock.

(iii) Director is able to bear the economic risk of his investment in the Carried Stock for an indefinite period of time because the Carried Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(iv) Director has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Carried Stock and has had full access to such other information concerning the Company as he has requested.

(v) This Agreement and each of the other agreements contemplated hereby constitute the legal, valid and binding obligation of Director, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement and such other agreements by Director does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Director is a party or any judgment, order or decree to which Director is subject.

(vi) Director is a resident of                     .

(vii) Director has had the opportunity to consult his own tax counsel as to the U.S. federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and each of the other agreements contemplated hereby and acknowledges that the Company has not made any representations regarding such tax consequences or benefits upon which Director has relied.

(d) As an inducement to the Company to issue the Carried Stock to Director, and as a condition thereto, Director acknowledges and agrees that neither the issuance of the Carried Stock to Director nor any provision contained herein shall entitle Director to remain a member of the Board of Directors of the Company and its Subsidiaries or affect the right of the Company to terminate Director’s Board Service at any time for any reason.

2. Vesting of the Carried Stock.

(a) The Carried Stock is subject to vesting based upon Director’s continued Board Service on the Board of Directors of the Company.

(b) Vesting of the Carried Stock will occur as follows: (i) 25% of the Carried Stock will become vested on                     , and (ii) the balance of the Carried Stock will vest ratably in a series of 36 equal monthly installments upon Director’s completion of each additional month of Board Service over such 36-month period measured from                     ; provided that if Director ceases to continuously provide Board Service to the Board of Directors of the Company or its Subsidiaries, no Carried Stock which have not become vested will vest thereafter.

(c) Notwithstanding the foregoing, if Director’s Board Service ceases prior to                     , none of Director’s Carried Stock shall be vested. Upon the occurrence of a Change in Control, all shares of Carried Stock which have not yet become vested shall become vested immediately prior to such event. All shares of Carried Stock which have become vested in accordance with this Section 2 are referred to herein as “Vested Shares,” and all other shares of Carried Stock are referred to herein as “Unvested Shares.”

3. Repurchase Option.

(a) In the event Director’s Board Service ceases for any reason (a “Termination”), all of the Carried Stock (whether any such shares are held by Director or one or more of Director’s Permitted Transferees (as defined in the Stockholders Agreement) other than the Company) will be subject to repurchase, in each case by the Company and TB pursuant to the terms and conditions set forth in this Section 3 (the “Repurchase Option”).

(b) In the event of a Termination, (i) the purchase price for each Unvested Share will be the lesser of (A) Director’s Original Cost for such share and (B) the Fair Market Value of such share and (ii) the purchase price for each Vested Share will be the Fair Market Value for such share; provided, however, that if Director’s Board Service is terminated by the Company for Cause, the purchase price for each Vested Share will be the lesser of (A) Director’s Original Cost for such share and (B) the Fair Market Value of such share.

(c) The Board may elect to cause the Company to purchase all or any portion of any of the Carried Stock by delivering written notice (the “Repurchase Notice”) to the Director and his Permitted Transferees within 90 days after the Termination for any shares of Carried Stock issued at least 181 days prior to the Termination (or, in the case of shares of Carried Stock issued 180 days or less prior to the Termination, within 60 days after the date that is at least 181 days following the date of the issuance of such shares of Carried Stock). The Repurchase Notice will set forth the number of shares of Carried Stock to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. If some shares are held by Director’s Permitted Transferees and the Board elects to repurchase only a portion of the Carried Stock, Director shall be permitted to designate which of the shares to be repurchased shall be repurchased from Director and which shall be repurchased from Director’s Permitted Transferees. If Director does not make such a designation, the number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Carried Stock held by Director at the time of delivery of the Repurchase Notice. If the number of shares of Carried Stock then held by Director is less than the total number of shares of Carried Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the Director’s Permitted Transferees, pro rata according to the number of shares of Carried Stock held by such Permitted Transferee(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of shares of Carried Stock to be repurchased hereunder will be allocated among Director and his Permitted Transferees (if any) pro rata according to the number of shares of Carried Stock to be purchased from such person. Additionally, the Board may cause the Company to assign its rights under this Section 3 to one or more of its Affiliates.

(d) If for any reason the Company does not elect to purchase all of the Carried Stock pursuant to the Repurchase Option, TB shall be entitled to exercise the Repurchase Option for the shares of Carried Stock the Company has not elected to purchase (the “Available Shares”). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 90 days after the Termination, the Company shall give written notice (the “Option Notice”) to TB setting forth the number of Available Shares and the purchase price for the Available Shares. TB may elect to purchase any or all of the Available Shares by giving written notice to the Company within 30 days after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days after the expiration of the 30-day period set forth above, the Company shall notify each holder of Carried Stock as to the number of shares being purchased from such holder by TB (the “Supplemental Repurchase Notice”). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Carried Stock, the Company shall also deliver written notice to TB setting forth the number of shares TB is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

(e) The closing of the purchase of the Carried Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or, if later, the Supplemental Repurchase Notice, which date shall not be more than 30 days nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Carried Stock to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts for money borrowed from the Company or for travel and expense advances owed by Director to the Company (or one or more of Director’s Permitted Transferees, other than the Company or TB); upon full repayment of such bona fide debts, the Company will make payment by a check or wire transfer of funds in the aggregate amount of the remaining purchase price for such Carried Stock. TB will pay for the Carried Stock to be purchased by it pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. The Company and TB will be entitled to receive customary representations and warranties from the sellers regarding such sale, to require all sellers’ signatures be guaranteed and to receive a customary general release of claims from Director and any other sellers.

(f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Carried Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company’s and its Subsidiaries’ debt and equity financing agreements. If any such restrictions prohibit the repurchase of Carried Stock hereunder which the Company is otherwise entitled or required to make, the Company may, notwithstanding anything to the contrary in this Agreement, delay any such repurchases until such time as it is permitted to do so under such restrictions.

4. Transferability.

(a) The Carried Stock is subject to the transfer restrictions contained in the Stockholders Agreement and the repurchase option contained in Section 3 above. On the date hereof, Director shall execute and deliver a joinder to each of the Stockholders Agreement and the Registration Agreement, in the form attached hereto as Annex B, and agree to be bound by the terms and provisions thereof. On the date hereof, if applicable, Director and Director’s spouse shall execute and deliver a spousal consent, in the form attached hereto as Annex C, and agree to be bound by the terms and provisions thereof

(b) The certificates representing the Carried Stock will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A DIRECTOR PURCHASE AGREEMENT BETWEEN THE COMPANY AND A DIRECTOR OF THE COMPANY DATED AS OF                     . A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

5. Withholding. The Company may withhold from any and all amounts payable under this Agreement or otherwise such federal, state, local or foreign withholding taxes, excise taxes, or employment taxes (“Taxes”) as may be required to be withheld pursuant to any applicable law or regulation. Director shall pay to the Company or make arrangements satisfactory to the Company to pay the amount of all applicable Taxes that the Company is required to withhold at any time. If Director shall fail to make such payment, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Director any Taxes of any kind required by law to be withheld with respect to the Carried Stock. Director acknowledges that it is Director’s sole responsibility, and not the Company’s, to file timely and properly the election under Section 83(b) of the Internal Revenue Code and any corresponding provisions of state tax laws. In the event that the Company fails to withhold any Taxes required to be withheld by applicable law or regulation, Director shall indemnify the Company and its Subsidiaries for any amounts paid by the Company with respect to any such Taxes but only to the extent Director has not already paid such Taxes, provided, however, that Director shall not be required to indemnify the Company for any interest, penalties and related expenses thereto.

6. Definitions.

“Affiliate” means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“Board Service” means the service of Director as a member of the Board of Directors of the Company or any of its Subsidiaries.

“Carried Stock” will continue to be Carried Stock in the hands of any holder other than Director (except for the Company and TB and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Carried Stock will succeed to all rights and obligations attributable to Director as a holder of Carried Stock hereunder. Carried Stock will also include shares of the Company’s capital stock issued with respect to Carried Stock by way of a stock split, stock dividend or other recapitalization. Notwithstanding the foregoing, all Unvested Shares shall remain Unvested Shares after any Transfer (as such term is defined in the Stockholders Agreement).

“Cause” shall mean (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other conduct causing the Company or any of its Subsidiaries substantial public disgrace or material economic harm, (iii) any act or omission which in the opinion of a reasonable businessperson would be expected to aid or abet a competitor, supplier or customer of the Company or any of its Subsidiaries to the material disadvantage or detriment of the Company or any of its Subsidiaries, (iv) any breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any breach of (A) this Agreement, (B) any confidentiality, noncompetition or nonsolicitation covenants made by Director to the Company or any of its Subsidiaries, (C) any services agreement (including for service as a director, advisor or consultant under Rule 701 of the Securities Act) between Director and the Company or any of its Subsidiaries or (D) the Stockholders Agreement.

“Change in Control” means any transaction or series of transactions pursuant to which any person(s) or entity(ies) (acting together as a group) other than TB and its Affiliates in the aggregate acquire(s) (i) capital stock of the Company possessing over 50% of the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) or the power to elect a majority of the Company’s Board of Directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company’s capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) over 50% of the Company’s assets determined on a consolidated basis.

“Common Stock” means the Company’s Common Stock, par value $0.001 per share.

“Fair Market Value” of each share of Carried Stock means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which such Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00P.M., New York time, or, if on any day such Common Stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any

similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Common Stock determined in good faith by the Board. If the Director disagrees with such determination, the Board and the Director will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Repurchase Notice or the Supplemental Repurchase Notice, Fair Market Value shall be determined by an appraiser jointly selected by the Board and the Director, which appraiser shall submit to the Board and the Director a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of the Repurchase Notice or the Supplemental Repurchase Notice, within seven days, each party shall submit the names of four nationally recognized investment banking firms, and each party shall be entitled to strike two names from the other party’s list of firms, and the appraiser shall be selected by lot from the remaining four investment banking firms. The expenses of such appraiser shall be borne by the Director unless the appraiser’s valuation is not less than 5% greater than the amount determined by the Board, in which case, the costs of the appraiser shall be borne by the Company. The determination of such appraiser shall be final and binding upon all parties.

“Original Cost” means (i) with respect to each share of Carried Stock purchased hereunder and (ii) with respect to any other shares of Class B Common Stock hereafter acquired by the Director, the price actually paid by Director for such shares (each as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Public Sale” means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

“Registration Agreement” means the Registration Agreement, dated as of September 8, 2014, among TB, the Company and the other stockholders of the Company parties thereto, as the same may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stockholders Agreement” means the Stockholders Agreement, dated as of September 8, 2014, among TB, the Company and the other stockholders of the Company parties thereto, as the same may be amended from time to time.

“Subsidiary” means any corporation, partnership, limited liability company or similar entity of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

7. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given upon the earlier of (i) actual receipt, (ii) three days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, (iii) one (1) business day following the day of facsimile transmission with machine-generated acknowledgment of receipt after such facsimile transmission and (iv) one business day following the business day of deposit with a reputable overnight courier (charges prepaid) for next business day delivery. Such notices, demands and other communications shall be sent to the Company, TB or the Director at the address set forth below and to any other recipient or any subsequent holder of Carried Stock subject to this Agreement at such address or facsimile number as indicated by the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

If to the Company:

SailPoint Technologies, Inc.
11305 Four Points Drive, Building 2, Suite 100
Austin, Texas 78726
Attention: President
Telephone: (512) 346 2000
Facsimile: (512) 346 2033

If to the Director:

Facsimile:
E-mail:

If to TB:

Thoma Bravo Fund XI, L.P., Thoma Bravo Fund XI-A, L.P., or Executive Fund XI, L.P. 600 Montgomery Street, 32nd Floor
San Francisco, California 94111
Attention: Seth Boro
Telephone No.: (415) 263-3660
Telecopy No.: (415) 392-6480

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP
Three Embarcadero Center
24th Floor San Francisco, CA 94111-4003
Attention: J. Hovey Kemp
Jared Jensen
Telephone: (415) 733-6000
Facsimile: (415) 677-9041
E-mail: hkemp@goodwinprocter.com jjensen@goodwinprocter.com

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

8. General Provisions.

(a) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b) Confidentiality. Director may not disclose the terms of this Agreement (except to Director’s legal and financial advisors) without the prior written consent of the Company and TB.

(c) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or other electronic imaging means (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

(e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Director, the Company, TB and their respective successors and assigns (including subsequent holders of Carried Stock); provided that the rights and obligations of Director under this Agreement shall not be assignable except in connection with a permitted transfer of Carried Stock hereunder.

(f) Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(g) Consent to Jurisdiction. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF DELAWARE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(h) Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(i) Remedies. Each of the parties to this Agreement (including TB) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(j) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, Director and TB.

(k) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(l) Termination. This Agreement shall survive the termination of Director’s Board Service and shall remain in full force and effect after such termination.

(m) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(n) Third Party Beneficiaries. Certain provisions of this Agreement are entered into for the benefit of and shall be enforceable by TB as provided herein.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Director Purchase Agreement on the date first written above.

PARENT:
SAILPOINT TECHNOLOGIES HOLDINGS, INC.

By:
Name:
Title:

COMPANY:
SAILPOINT TECHNOLOGIES, INC.

By:
Name:
Title:

DIRECTOR:

Signature Page to Director Purchase Agreement

THOMA BRAVO FUND XI, L.P.

By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:
Name:
Title:

THOMA BRAVO FUND XI-A, L.P.

By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:
Name:
Title:

THOMA BRAVO EXECUTIVE FUND XI, L.P.

By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:
Name:
Title:

Signature Page to Director Purchase Agreement

Annex A

ELECTION PURSUANT TO SECTION 83(b) OF THE

INTERNAL REVENUE CODE

The undersigned hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations Section 1.83-2 promulgated thereunder, and Rev. Proc. 2012-29, 2012-28 IRB, 06/26/2012, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

SSN:

TAXABLE YEAR:

2.	The property which is the subject of this election is shares of common stock of SailPoint Technologies Holdings, Inc., a Delaware corporation.

3.	The property was transferred to the undersigned on:

4.	The property is subject to the following restrictions: The Common Stock may be repurchased by the Company or its assignee for an amount other than its fair market value upon the occurrence of certain events. This repurchase right lapses monthly over 36 months, following a 12 month cliff period, based on the continued performance of services by the taxpayer to the Company during that period.

5.	The fair market value on of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $ at $0.0517 per share.

6.	The amount paid or to be paid for such property: $ .

7.	The amount to include in gross income is: $ .

A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations §1.83-2(d).

Dated:

Executed this      day of                     .

Annex B

STOCKHOLDERS AGREEMENT

REGISTRATION AGREEMENT

Joinder

The undersigned is executing and delivering this Joinder pursuant to (i) the Stockholders Agreement dated as of September 8, 2014 (as the same may hereafter be amended, the “Stockholders Agreement”), by and among SailPoint Technologies Holdings, Inc., a Delaware corporation (“Parent”) and SailPoint Technologies, Inc. (“SailPoint” and together with Parent, the “Company”), and the other persons named as parties therein and (ii) the Registration Agreement dated as of September 8, 2014 (as the same may hereafter be amended, the “Registration Agreement”), by and among the Company and the other persons named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Stockholders Agreement as an “Executive” and a holder of Stockholder Shares in the same manner as if the undersigned were an original signatory to the Stockholders Agreement, and the undersigned’s shares of Class B Common Stock shall be included as Stockholder Shares under the Stockholders Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement as an “Executive” and a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the date first set forth above.

A-1

Annex C

SPOUSAL CONSENT

The undersigned spouse hereby acknowledges that I have read the Director Purchase Agreement to which my spouse is a party, and that I understand its contents. I am aware that such agreement provides for the repurchase of my spouse’s shares of Common Stock (the “Shares”), of SailPoint Technologies Holdings, Inc., a Delaware corporation (“Parent”) under certain circumstances and imposes other restrictions on such Shares. I agree that my spouse’s interest in the Shares is subject to the agreement referred to above and the other agreements referred to therein and any interest I may have, or may acquire in the future, in such Shares shall be irrevocably bound by such agreement and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by such agreement.

The undersigned spouse irrevocably constitutes and appoints [                ], who is the spouse of the undersigned spouse (the “Securityholder”), as the undersigned’s true and lawful attorney and proxy in the undersigned’s name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Shares of Parent in which the undersigned now has or hereafter acquires any interest and in (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise amendments and modifications of and to terminate the aforementioned agreement and to dispose of any and all such Shares), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Securityholder, or dissolution of marriage and this proxy will not terminate without consent of the Securityholder and Parent:

Securityholder:	Spouse of Securityholder:

Signature

Printed Name

A-2